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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  May 29, 1996




                             GLOBAL CASINOS, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)



         Utah                          0-15415                  87-0340206
- ------------------------          ----------------        -------------------
(State or other juris-            (Commission file            (IRS Employer
diction or incorporation               number)            Identification No.)
or organization)



          1777 South Harrison Street, Skydeck, Denver, Colorado 80210
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        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (303) 756-3777
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         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On May 29, 1996, the client-auditor relationship between the Company and its principal accountants, Ernst & Young LLP, ceased. The cessation of the relationship was effective May 29, 1996. At a meeting held on May 29, 1996, the Board of Directors of the Company approved the engagement of Gelfond Hochstadt Pangburn & Co. as its independent auditors to replace Ernst & Young LLP who resigned as auditors of the Company effective May 29, 1996. The audit committee of the Board of Directors approved the change on May 29, 1996. The reports of Ernst & Young LLP related to the consolidated financial statements of the Company for the fiscal years ended June 30, 1994 and 1995 contain a going concern modification. With the exception of the foregoing, the reports of Ernst & Young LLP related to the consolidated financial statements of the Company for the fiscal years ended June 30, 1994 and 1995, did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 1994 and 1995, and for the period from July 1, 1995 through May 29, 1996, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report.

          The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated June 10, 1996, is filed as Exhibit No. 18 to this Form 8-K.


ITEM 7:  EXHIBITS

     Exhibit No.

        18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Ernst & Young LLP, former accountants to the Company, dated June 10, 1996.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GLOBAL CASINOS, INC.



Date:     06/10/96            By:    /s/ Stephen G. Calandrella
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                                   Stephen G. Calandrella, Interim President